UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22398

Spinnaker ETF Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                (Zip code)

Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE  19801
(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS.
Semi-Annual Report 2017

For the period from August 18, 2017 (Commencement
of Operations) through December 31, 2017

(Unaudited)

Fieldstone Merlin Dynamic
Large Cap Growth ETF

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Fieldstone Merlin Dynamic Large Cap Growth ETF ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling The Nottingham Company at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Fieldstone Merlin Dynamic Large Cap Growth ETF:

See Our Web site @ merlinetf.com
or
Call Our Administrative Services Group at 800-773-3863.

Dear Shareholder:
Merlin Asset Management ("Merlin") is the sub-advisor to the Fieldstone Merlin Dynamic Large Cap Growth ETF (the "Fund"). The Fund is managed using Merlin's established Merlin Dynamic Growth investment process. The Fund seeks long term capital appreciation and outperformance of large cap growth equity universe over an economic cycle by investing in carefully curated large cap growth companies without benchmark, sector or industry restrictions.
Since its launch on August 18, 2017,  the Fund had been positioned for the expected acceleration of US and global economic growth and ended the calendar year with a strong 12.20% return, keeping up with the robust market returns posted by US, international developed and developing markets as measured by the S&P 500 Total Return Index, which had a return of 10.86% over the same period.
At the same time, most observers would agree that 2017 was a very difficult year for investors and many questioned the equity market's ability to continue its strong appreciation into the second half of the year. Historical patterns suggested the first year of a new president to be quite positive for the markets. While, somehow, to many investors, everything felt different this time, in the end, things wound up not being so different.
The unexpected results of the presidential election put into question many investors' expectations for 2017. It seemed that only those who lived in New York City in the late 1980s and early 1990s were not surprised by the apparent confusion and lack of direction of the new White House. Over time, it became clear that the daily noise coming out of Washington was going to dominate the 24/7 news cycle, but that it was not going to have much of a short term direct effect on the US or global economy.
The S&P 500's calendar year total return of 21.83% for 2017 was the highest return in four years, and it was the 9th consecutive positive annual return since the market decline in 2008.1  At the same time, the 2017 S&P 500 return ranked only 10th in the last 30 years,1 so it would be difficult to call this year an outlier. We believe that despite geopolitical uncertainty both domestically and globally, the US equity markets were influenced by trends related much more closely to global economic trends. The most significant trends were continued synchronized global expansion and acceleration of US earnings growth.
Synchronized Global Growth Continues
After the January 5th employment report from the U.S. Bureau of Labor Statistics and Non-Manufacturing ISM Report On Business from the Institute for Supply Management, the Federal Reserve Banks of Atlanta's GDPNow model forecast for real GDP growth (seasonally adjusted annual rate) in the fourth quarter of 2017 was 2.7%, suggesting average GDP growth of 3% over the last three quarters of 2017. The New York Fed Staff Nowcast GDP model saw 4Q GDP at 3.97% and Q1 of 2018 GDP at 3.45%, suggesting the strongest Q1 GDP growth since 2006.
The upward revisions to US economic growth will likely result in increases to expectations for global growth, with all of the G7 economies (except for the UK GDP slowdown thanks to the Brexit debacle) expected to show GDP gains for the fifth consecutive year and all of the OECD countries expected to have positive GDP for the second year in a row.

1 Bloomberg Professional

Needles in a Haystack
As always after the end of the quarter, we will face the avalanche of earnings reports. Over the last several weeks we've had an unprecedented number of upward estimate revisions. Some of the rising estimates were based on the improving economy, others on the expected effects of lower taxes or the effect of foreign cash repatriation by US companies and resulting stock buybacks or possible reinvestment in accelerating growth. As it frequently happens, the widespread analysts' optimism might prove to be somewhat too optimistic. Lower taxes alone are not going to miraculously improve poorly managed companies or those with business models challenged by technology or the quickly evolving economic environment and consumer preferences. In addition, all these potential effects will be included in investors' expectations and are likely to be quite different from companies' own projections.
After several quarters of price appreciation in a muted economic growth environment, many companies and equity indices seem fully valued towards the end of the year. We believe that, despite the overall rich equity index valuations, there are also many attractively valued companies that maintained or even accelerated revenue and earnings growth and found a way to function well in the low growth global economy. Passive index funds and factor (or smart beta) ETFs do not have the ability to select only those companies that can continue to execute well in this rapidly changing environment. We believe that, especially in this environment, individual stock selection focused on identifying the most attractive companies will be a necessary tool for managing equity investments. FMDG is one of the very few active equity ETFs and is designed to focus on selecting only what we believe are the best large cap growth companies in which to invest.
There are several other potential problems for equity markets - including a meaningful rise in inflation, US withdrawal from NAFTA or WTO, a trade war with China, change to a more hawkish US Federal Reserve's monetary policy and as always, any unexpected significant global geopolitical turmoil. Despite these concerns, we believe that at this point in time, the strength of the economic acceleration will be the primary driver of equity market returns in the near future.
Thank you for your investment in the Fieldstone Merlin Dynamic Large Cap Growth ETF. We value your trust and will continue to work diligently to meet and exceed your expectations.
Sincerely,
Michael Obuchowski, Ph.D.
Founder & Chief Investment Officer, Merlin Asset Management
Portfolio Manager, Fieldstone Merlin Dynamic Large Cap Growth ETF

(RCFMD0318001)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Schedule of Investments
(Unaudited)

As of December 31, 2017
		Shares	Value (Note 1)

COMMON STOCKS - 99.81%

Consumer Discretionary - 8.16%
*	Amazon.com, Inc.	214	$250,267
*µ	Norwegian Cruise Line Holdings, Inc.	3,990	212,467
			462,734
Financials - 3.99%
	Morgan Stanley	4,308	226,041
			226,041
Health Care - 19.70%
*	Abiomed, Inc.	1,213	227,328
*	Alexion Pharmaceuticals, Inc.	1,721	205,814
*	Celgene Corp.	2,231	232,827
	United Health Group, Inc.	1,044	230,160
*	Vertex Pharmaceuticals, Inc.	1,469	220,144
			1,116,273
Industrials - 12.55%
	Huntington-Ingalls Industries, Inc.	984	231,929
*	IPG Photonics Corp.	1,051	225,051
	The Boeing Co.	862	254,212
			711,192
Information Technology - 39.64%
*	Alphabet, Inc. - Class C	222	232,301
	Apple, Inc.	1,344	227,445
*	Autodesk, Inc.	1,828	191,629
µ	Broadcom Ltd.	837	215,025
*	Facebook, Inc. - Class A	1,219	215,105
	LAM Research Corp.	1,265	232,849
*	Micron Technology, Inc.	5,316	218,594
µ	Netease, Inc.	765	263,979
	Skyworks Solutions, Inc.	2,019	191,704
µ	Tencent Holdings Ltd.	4,968	257,939
			2,246,570
Materials - 15.77%
	Applied Materials, Inc.	3,930	200,902
*	Berry Global Group, Inc.	3,000	176,010
	Lowe's Cos., Inc.	2,727	253,447
*	NVR, Inc.	75	263,116
			893,475

	Total Common Stocks (Cost $5,106,137)		5,656,285

			(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Schedule of Investments - Continued
(Unaudited)

As of December 31, 2017
				Value (Note 1)

Total Value of Investments (Cost $5,106,137) - 99.81%				$5,656,285

Other Assets Less Liabilities - 0.19%				10,876

	Net Assets - 100%			$5,667,161

µ	American Depositary Receipt
*	Non-income producing investment

	Summary of Investments
		% of Net
	by Sector	Assets	Value
	Consumer Discretionary	8.16%	$462,734
	Financials	3.99%	226,041
	Health Care	19.70%	1,116,273
	Industrials	12.55%	711,192
	Information Technology	39.64%	2,246,570
	Materials	15.77%	893,475
	Other Assets Less Liabililties	0.19%	10,876
	Total Net Assets	100.00%	$5,667,161

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Assets and Liabilities
(Unaudited)

As of December 31, 2017

Assets:
Investments, at value (cost $5,106,137)	$5,656,285
Due to custodian	14,094
Receivables:
Dividends	633
Due from advisor	34,426

Total assets	5,705,438

Liabilities:
Accrued expenses:
Operating expenses	38,277

Total liabilities	38,277

Total Net Assets	$5,667,161

Net Assets Consist of:
Paid in Capital	$5,133,315
Accumulated net investment loss	(1,266)
Accumulated net realized loss on investments	(15,036)
Net unrealized appreciation on investment transactions	550,148

Total Net Assets	$5,667,161
Shares Outstanding, no par value (unlimited authorized shares)	204,000
Net Asset Value, Offering Price, and Redemption Price Per Share	$27.78

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Operations
(Unaudited)

For the fiscal period ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding tax of $118)	$14,035

Total Investment Income	14,035

Expenses:
Other operating expenses (note 2)	49,668
Administration fees (note 2)	16,573
Advisory fees (note 2)	7,433

Total Expenses	73,674

Fees waived by sub-advisor (note 2)	(7,433)
Expenses reimbursed by sub-advisor (note 2)	(50,940)

Net Expenses	15,301

Net Investment Loss	(1,266)

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss from investment transactions	(15,036)
Net change in unrealized appreciation on investments	550,148

Net Realized and Unrealized Gain on Investments	535,112

Net Increase in Net Assets Resulting from Operations	$533,846

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Statement of Changes in Net Assets
(Unaudited)

For the fiscal period from August 18, 2017 (Commencement of Operations) through December 31, 2017

Operations:
Net investment loss	$(1,266)
Net realized loss from investment transactions	(15,036)
Net change in unrealized appreciation on investments	550,148

Net Increase in Net Assets Resulting from Operations	533,846

Beneficial Interest Transactions:
Shares sold	5,133,315
Reinvested dividends and distributions	-
Shares repurchased	-

Increase from Beneficial Interest Transactions	5,133,315

Net Increase in Net Assets	5,667,161

Net Assets:
Beginning of period	-
End of period	$5,667,161

Accumulated Net Investment Loss	$(1,266)

Share Information:
Shares Sold	204,000
Reinvested dividends and distributions	-
Shares Repurchased	-
Net Increase in Shares of Beneficial Interest	204,000

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Financial Highlights
(Unaudited)

For a share outstanding during the period from August 18, 2017
(Commencement of Operations) through December 31, 2017

Net Asset Value, Beginning of Period	$25.00

Income (Loss) from Investment Operations
Net investment loss	(0.01)
Net realized and unrealized gain on investments	2.79

Total from Investment Operations	2.78

Net Asset Value, End of Period	$27.78

Total Return	11.12%	(b)

Net Assets, End of Period (in thousands)	$5,667

Ratios of:
Gross Expenses to Average Net Assets (c)	3.86%	(a)
Net Expenses to Average Net Assets (c)	0.80%	(a)
Net Investment Loss to Average Net Assets	(0.07)%	(a)

Portfolio turnover rate	11.09%	(b)

(a) Annualized.
(b) Not annualized.
(c)	The expense ratios listed reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).

See Notes to Financial Statements

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements
(Unaudited)

As of December 31, 2017

1.     Organization and Significant Accounting Policies

The Fieldstone Merlin Dynamic Large Cap Growth ETF, an exchange-traded fund (the "Fund"), is a diversified series of the Spinnaker ETF Trust (the "Trust"). The Trust was established as a Delaware statutory trust under and Agreement and Declaration of Trust on December 21, 2016, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund commenced operations on August 18, 2017. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing principally in large cap growth securities of any kind, and, under normal circumstances the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in such securities.
The Trust will issue and redeem Shares at Net Asset Value ("NAV") only in a large specified number of Shares called a "Creation Unit" or multiples thereof. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in kind securities and/or cash. As a practical matter, only authorized participants may purchase or redeem these Creation Units. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in proper form by Capital Investment Group, Inc. (the "Distributor").  Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed for trading on NYSE Arca under the trading symbol FMDG, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies," and Financial Accounting Standards Update ("ASU") 2013-08.

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the "Board" or the "Trustees").  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the value of the Fund's shares is based on the NAV of the shares of the other mutual funds in which the Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund's shares in the non-registered vehicles are fair valued at NAV.

With respect to a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Equity securities, debt securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities and debt securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements
(Unaudited)

As of December 31, 2017

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: unadjusted quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of December 31, 2017 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$5,656,285	$5,656,285	$-	$-
Total Assets	$5,656,285	$5,656,285	$-	$-

        *Refer to the Schedule of Investments for a breakdown by Sector.
(a)
The Fund had no transfers into or out of Level 1, 2, or 3 during the initial period ended December 31, 2017.  The Fund did not hold any Level 3 securities during the period.  The Fund recognizes transfers at the end of each reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income and expense are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion/amortization of discounts and premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for Federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, monthly.  The Fund generally declares and distributes capital gains, if any, annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements
(Unaudited)

As of December 31, 2017

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.     Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to OBP Capital, LLC (the "Advisor") calculated at the annual rate of 0.50% of the Fund's average daily net assets.

For the initial period from August 18, 2017 (Commencement of Operations) through December 31, 2017, the Fund incurred 7,433 in advisory fees, all of which were waived and $50,940 of the Fund's expenses were reimbursed to the Fund.

The Advisor has engaged Merlin Asset Management as the sub-advisor of the Fund to provide day to day portfolio management of the Fund.  The sub-advisor is paid directly by the Advisor.

The Advisor and the Administrator have entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.80% of the average daily net assets of the Fund for the current fiscal period.  The current term of the Expense Limitation Agreement remains in effect until August 31, 2018.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.

Administrator
The Fund pays a monthly fee to the Fund's administrator, The Nottingham Company (the "Administrator"), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below, which is subject to a minimum of $3,750 per month.

A breakdown of these fees is provided in the following table:

Net Assets	Annual Fee
On the first $100 million	0.100%
$100 million to $200 million	0.080%
On all assets over $200 million	0.060%

The Fund incurred $16,573 in administration fees for the initial period from August 18, 2017 (Commencement of Operations) through December 31, 2017.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements
(Unaudited)

As of December 31, 2017

Compliance Services
For the initial period ended December 31, 2017, Cipperman Compliance Services, LLC provided services as the Trust's Chief Compliance Officer (the "CCO").  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Funds for their services pursuant to the Compliance Services agreement with the Funds.

Transfer Agent
The Bank of New York Mellon ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.

Certain officers of the Trust may also be officers of the Advisor or the Administrator.

3.     Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" of the Trust or the Advisor within the meaning of the 1940 Act (the "Independent Trustees") receive $5,000 per year payable quarterly and $2,000 per series of the Trust.  The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board of Trustees.

4.     Purchases and Sales of Investment Securities

For the initial period ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and securities sold short) were as follows:

Purchases of Securities	Proceeds from Sales of Securities (excluding Maturities)
$5,606,546	$ 485,373

There were no long-term purchases or sales of U.S Government Obligations during the initial period ended December 31, 2017.

5.     Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  The general ledger is adjusted for permanent book/tax differences to reflect tax character but is not adjusted for temporary differences.

Management has reviewed the Fund's tax positions to be taken on the federal income tax returns and, for the initial period ended December 31, 2017 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the initial period from August 18, 2017 (Commencement of Operations) through December 31, 2017, the Fund did not incur any interest or penalties.

For the initial period ended December 31, 2017, the Fund paid no income distributions and no capital gain distributions.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Notes to Financial Statements
(Unaudited)

As of December 31, 2017

For the initial period ended December 31, 2017, no reclassifications were made.

At December 31, 2017, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$5,106,137

Gross Unrealized Appreciation	657,164
Gross Unrealized Depreciation	(107,016)
Net Unrealized Appreciation	$550,148

6.     Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.     Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

1.     Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Funds' Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC's website at sec.gov.

2.     Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.     Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal period ended December 31, 2017.

During the fiscal period, the Fund paid no income distributions and no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.     Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the initial period from August 18, 2017 through December 31, 2017.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

	Beginning Account Value August 18, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,111.20	$3.15
	$1,000.00	$1,015.65	$3.00
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 0.80%, for the fiscal period, multiplied by 136/365 (to reflect the initial period).

5.     Approval of Advisory Agreement between the Trust and the Advisor

In connection with organizational meeting held on December 21, 2016, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement").

The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

1.
The nature, extent, and quality of the services provided by the Advisor. The Trustees considered the responsibilities of the Advisor under the proposed Investment Advisory Agreement. The Trustees reviewed the services to be provided by the Advisor to the Fund, including, without limitation, the quality of its investment advisory services; its coordination of services for the Fund among its service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.

The Trustees reviewed the duties of the Advisor relative to the oversight of the Fund's investment portfolio and the Fund's investment strategy. The Trustees discussed the respective services that would be provided by the Advisor.
Mr. Beck then walked the Board through the investment strategy for the Fund, noting that the overall objective for the Fund would be to seek long-term capital appreciation.
There was then a discussion regarding the Advisor's ability to manage the portfolio of the Fund, which was contemplated to be a registered investment company. It was noted that the Advisor previously engaged in oversight services similar to those being proposed for the Fund, and that their management policies and procedures would not need to materially change in order to comply with requirements set by the 1940 Act.
There was then a discussion regarding the allocation of portfolio management responsibilities between the Advisor and the Sub-Advisor. Mr. Beck noted that the Advisor would not engage in any portfolio management for the Fund, and would instead be responsible for the oversight of the Sub-Advisor, which would provide the portfolio management services.
After reviewing the foregoing information and other information provided by the Advisor (e.g.,   descriptions   of   the Advisor's   services   in   its   registration documents), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.
(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

2.
The investment performance of the Fund and Advisor.  In   considering   the investment performance of the Fund and Advisor, the Trustees noted that the Fund had not commenced operations and consequently had no performance history.

The Board's attention was then directed to Exhibit J of the Board Materials, which contained, among other things, executive biographical summaries of the Advisor's management team.
After further discussion, the Trustees considered the experience of the personnel of the Advisor in the oversight of investment sub-advisers for registered investment companies, and determined at that time that the performance of the Advisor was satisfactory.
3.
The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund.  In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that the management fee for the Fund would be 0.50% of the average daily net assets.

The Trustees reviewed the Advisor's staffing, personnel,  and  methods  of  operating;   the  education   and  experience  of  the Advisor's   personnel;  the  Advisor's   compliance  policies  and  procedures;  the financial condition of the Advisor; the level of commitment to the Fund and the Advisor  by  the principals  of  the Advisor;  the  Advisor's plans to increase the asset levels  of the Fund;  and the overall  expenses  of the Fund.
Upon further consideration and discussion of the foregoing, the Board determined that the fee to be paid to the Advisor by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that it reflected charges that were within a range of what could have been negotiated at arm's length.
4.
The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee level reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the Fund's fee arrangements with the Advisor in order to evaluate the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees noted that the Fund had not commenced operations and, consequently, had no operational history with which to evaluate the realization of economies of scale. The Trustees noted that the Fund was in a start-up phase, and that assets were not expected to grow rapidly enough to justify a current breakpoint in the advisory fee. However, it was noted that such breakpoints would be reconsidered in the future, should the assets grow to warrant such an arrangement.

Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Advisor.
5.
The Advisor's practices regarding brokerage and portfolio transactions.  The Board noted that, since the Advisor would not be engaging in any portfolio management, it would therefore not be directing brokerage or portfolio transactions.

The Trustees then considered the compliance policies and procedures of the Advisor in regard to monitoring the brokerage and portfolio transactions of its sub-advisers. After further review and discussion, the Board determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.
6.
The Advisor's practices regarding conflicts of interest.  In   considering the Advisor's   practices regarding possible   conflicts   of   interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund and the substance and administration of the Advisor's code of ethics, noting that the Advisor would not be directly managing the trading of portfolio securities for the Fund. Following further consideration and discussion, the Board indicated that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.
6.     Approval of Sub-Advisory Agreement between the Trust and the Sub-Advisor
In connection with organizational meeting held on December 21, 2016, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Advisor and the Sub-Advisor, with respect to the Fund (the "Investment Sub-Advisory Agreement").

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Sub-Advisory Agreement. In connection with their deliberations regarding approval of the Investment Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Advisor.

1.
The nature, extent, and quality of the services provided by the Sub-Advisor. The Trustees considered the responsibilities of the Sub-Advisor under the proposed Investment Sub-Advisory Agreement. The  Trustees  reviewed  the  services  to  be provided by the Sub-Advisor to Fund, including, without limitation, the quality of its investment advisory services, its  research  and  recommendations  with   respect  to  portfolio securities, as well as its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objective and  limitations; its coordination of services for the Fund among its service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.

The Trustees reviewed the duties of the Sub-Advisor relative to the oversight of the Fund's investment portfolio and the Fund's investment strategy. The Trustees discussed the respective services that would be provided by the Sub-Advisor and noted that the Sub-Advisor would be responsible for managing the Fund's assets.
There was then a discussion regarding the nature of the investment strategy for the Fund, and Mr. Obuchowski described the proposed strategy and answered questions from the Trustees regarding its implementation.
In response to a question from an Independent Trustee, Mr. Obuchowski described the continuous cycle of his buy and sell strategy, noting the importance of discipline, and further noting that certain data was only factored in to decisions on a quarterly basis.
In response to another question from an Independent Trustee, Mr. Obuchowski noted that when choosing companies to invest in, he chooses those that have public data available. He explained that he viewed it as his purpose to filter the data publicly available rather than trying to generate new data by speaking directly with the management of potential investments.
There was then a discussion regarding the proposed Sub-Advisor's ability to manage the portfolio of the Fund, which was contemplated to be a registered investment company. It was noted that the Sub-Advisor previously engaged in portfolio management services similar in scope and strategy to the investment strategy being proposed for the Fund, and that neither its investment strategy nor portfolio management policies and procedures would need to materially change in order to comply with requirements set by the 1940 Act.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

In response to a question from an Independent Trustee, Mr. Obuchowski then described the staff he employed, but noted that many important functions were outsourced to service providers, such as accounting and reporting.
There was then a discussion regarding Mr. Obuchowski's role as Chief Compliance Officer for the firm, and it was noted that Mr. Obuchowski had also been Chief Compliance Officer at a previous firm he owned, and had been through an examination by the SEC. It was further noted that Mr. Obuchowski used compliance software called "Soft RIA" to consolidate and track relevant data, but that he was also in talks with other parties to join his firm as a new internal Chief Compliance Officer.
After reviewing the foregoing information and other information provided by the Sub-Advisor (e.g.,   descriptions   of   the Sub-Advisor's   services   in   its   registration documents), the Board concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.
2.
The investment performance of the Fund and Sub-Advisor.  In   considering   the investment performance of the Fund and Sub-Advisor, the Trustees noted that the Fund had not commenced operations and consequently had no performance history.

The Board's attention was then directed to Exhibit K of the Board Materials, which contained, among other things, executive biographical summaries of Merlin's portfolio management team and performance summaries of various strategies that they currently employ and which are comparable to the strategies proposed for the Fund.
After further discussion, the Trustees considered the experience of the personnel of the Sub-Advisor in managing other assets, and determined at that time that the performance of the Sub-Advisor was satisfactory.
3.
The costs of the services to be provided and profits to be realized by the Sub- Advisor and its affiliates from the relationship with the Fund.  In considering the costs of the services to be provided and profits to be realized by the Sub- Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Sub-Advisor from the relationship with the Fund, the Trustees noted that the management fee for the Fund would be 0.40% of the average daily net assets.

The Trustees reviewed the Sub-Advisor's staffing, personnel,  and  methods  of  operating;   the  education   and  experience  of  the Sub-Advisor's   personnel;  the  Sub-Advisor's compliance  policies  and  procedures;  the financial condition of the Sub-Advisor; the level of commitment to the Fund and the Sub-Advisor  by  the principals  of  the Sub-Advisor;  the  Sub-Advisor's plans to increase the asset levels  of the Fund;  and the overall  expenses  of the Fund.
Upon further consideration and discussion of the foregoing, the Board determined that the fee to be paid to the Sub-Advisor by the Fund was fair and   reasonable   in relation   to the nature   and   quality   of   the services provided by the Sub-Advisor and that it reflected charges that were within a range of what could have been negotiated at arm's length.
4.
The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the Fund's fee arrangements with the Sub-Advisor in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund's investors. The Trustees noted that the Fund had not commenced operations and, consequently, had no operational history with which to evaluate the realization of economies of scale. The Trustees noted that the Fund was in a start-up phase, and that assets were not expected to grow rapidly enough to require an immediate break-point in the fee.

(Continued)

Fieldstone Merlin Dynamic Large Cap Growth ETF

Additional Information
(Unaudited)

Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Sub-Advisor.
5.
The Sub-Advisor's practices regarding brokerage and portfolio transactions.  In considering the Sub-Advisor's    practices regarding brokerage and portfolio transactions, the Trustees considered the Sub-Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; and that the Sub-Advisor does not currently allocate portfolio business to broker-dealers affiliated with the Sub-Advisor or to broker-dealers that provide research, statistical, or other services (soft dollars). After further review and discussion, the Board determined that the Sub-Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

6.
The Sub-Advisor's practices regarding conflicts of interest.  In considering the Sub-Advisor's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of the Sub-Advisor's code of ethics. Following further consideration and discussion, the Board indicated that the Sub-Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Investment Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Fieldstone Merlin Dynamic Large Cap Growth ETF
is a series of
Spinnaker ETF Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
The Bank of New York Mellon	Merlin Asset Management
225 Liberty Street	One Boston Place, Suite 2600
New York, New York 10286	Boston, Massachusetts 02108

Telephone:	Telephone:

800-773-3863                                           888-531-3885

World Wide Web @:	World Wide Web @:

bnymellon.com	www.merlinetf.com

Item 2.      CODE OF ETHICS.
   Not applicable.

Item 3.      AUDIT COMMITTEE FINANCIAL EXPERT.
   Not applicable.

Item 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.
   Not applicable.

Item 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.
   Not applicable.

Item 6.      SCHEDULE OF INVESTMENTS.
        A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.      DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
   Not applicable.
Item 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
   Not applicable.

Item 9.      PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
    Not applicable.

Item 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
       None.

Item 11. CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Spinnaker ETF Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: March 12, 2018	Katherine M. Honey President and Principal Executive Officer Fieldstone Merlin Dynamic Large Cap Growth ETF

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: March 12, 2018	Katherine M. Honey President and Principal Executive Officer Fieldstone Merlin Dynamic Large Cap Growth ETF

By: (Signature and Title)	/s/ Ashley E. Harris
Date: March 12, 2018	Ashley E. Harris Treasurer and Principal Financial Officer Fieldstone Merlin Dynamic Large Cap Growth ETF